UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2011

OPEXA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 775-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 7, 2011, Opexa Therapeutics, Inc. (the “Company”) filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Preliminary Prospectus”) with respect to a proposed underwritten public offering of units consisting of shares of its common stock and common stock purchase warrants as described below under Item 8.01 under the heading “Proposed Public Offering.” In the Preliminary Prospectus, the Company disclosed the following information with respect to the Company’s financial results for the fiscal year ended December 31, 2010:

“As of December 31, 2010, we had cash and cash equivalents of $3,812,535. During January 2011, we sold an aggregate of 384,759 shares of our common stock for gross proceeds of $1,077,111 under an “at the market” continuous offering program pursuant to a prospectus supplement dated May 17, 2010. Our current burn rate, which is in the absence of any clinical trial as well as significant activities in preparation for such a trial, is approximately $380,000 per month. If we do not commence a clinical trial using our own resources, or undertake substantial activities in preparation for such a trial, we believe we have sufficient liquidity before receiving any proceeds from this offering to support our operations through 2011.”

Item 8.01.	Other Events.

Proposed Public Offering

On February 7, 2011, the Company announced that it is offering to sell, subject to market conditions, units consisting of shares of its common stock and common stock purchase warrants in an underwritten public offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The Company is offering to sell these shares pursuant to a shelf registration statement on Form S-3, as amended (Registration No. 333-163108), declared effective by the Securities and Exchange Commission on November 23, 2009.

Updated Company Disclosure

The Company is filing information for the purpose of updating the description of its business from that described under the heading and subheadings, “Item 1. Business—Overview,” “—T-Cell Therapy,” “—Other Opportunities” and “—Stem Cell Therapy” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 5, 2010. The updated Company disclosure is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Opexa Therapeutics, Inc. on February 7, 2011.

99.2	Updated Company disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2011	OPEXA THERAPEUTICS, INC.

	By:	/s/ Neil K. Warma
Neil K. Warma
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Opexa Therapeutics, Inc. on February 7, 2011.

99.2	Updated Company disclosure.